                                                                    Exhibit 10.7
                                                                    ------------

                                 April 1, 2000

Zalman Lekach



     Re:  Revisions to Employment Agreement dated as of May 24, 1999


Dear Salo:

     IFX Corporation ("IFX") and you entered into an Employment Agreement dated as of May 24, 1999 (the "Employment Agreement"). The incentive compensation provisions in the Employment Agreement are no longer appropriate due to a change in IFX's marketing strategy that was not anticipated at the time the Employment Agreement was entered into. This letter will set forth our agreement with respect to changes in the Employment Agreement and your consideration for agreeing to these changes. All capitalized terms not otherwise defined herein shall be as defined in the Employment Agreement.

     1. Your Base Salary, effective as of the date hereof, i.e., April 1, 2000, is $185,000 per year and shall be increased to $200,000 per year on December 1, 2000. You shall not receive any additional Bonus Compensation as defined in
Section 4(b) of the Employment Agreement. In lieu of any such Bonus Compensation you will receive the option grants and payment described in paragraphs 3 and 4 hereof.

     2. The following options previously granted to you remain in effect under the terms and conditions described in the Employment Agreement:

-------------------------------------------------------------------------------------------------
Grant Date             Number of Shares            Vesting Date          Exercise Price Per Share
----------             ----------------            ------------          ------------------------
                                                                                    ($)
                                                                                    ---
--------------------------------------------------------------------------------------------------
January 1, 2000             19,225              December 31, 2000                  8.75
--------------------------------------------------------------------------------------------------
December 1, 1999            12,500            34% on the first-year               20.00
                                                anniversary 8.25%
                                            quarterly after the first
                                                       year
--------------------------------------------------------------------------------------------------
October 1, 1999             19,134              September 30, 1999                 8.75
--------------------------------------------------------------------------------------------------
July 1, 1999                 8,308                June 30, 1999                    8.75
--------------------------------------------------------------------------------------------------
May 24, 1999                15,000            34% on the first-year               15.00
                                                anniversary 8.25%
                                            quarterly after the first
                                                       year
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

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     3.   In addition, you are also granted an option to purchase 300,000 shares of IFX Common Stock at an exercise price of $8.75 per share. The vesting schedule is as follows: 34% on March 31, 2000; and 8.25% quarterly there after.

     4. On or before July 1, 2000, you shall receive a payment of $125,000. Such payment may be made in cash or shares of IFX Common Stock, at the sole discretion of IFX. If payment is made with IFX Common Stock, such shares will be priced at the average of the closing price for the IFX Common Stock for the five business days prior to July 1, 2000.

     5.   Section 6(f) of the Employment Agreement is hereby deleted.

     6. Except as amended hereby, the Employment Agreement shall otherwise remain in full force and effect.

     Please sign where indicated below to indicate your agreement with the terms hereof.

                                             Sincerely,

                                             IFX Corporation
                                             /s/ Joel Eidelstein
                                             -------------------
                                             By:  Joel Eidelstein
                                             Title:  President

Agreed as of April 1, 2000:

/s/ Zalman Lekach
-----------------
Zalman Lekach

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